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                                                                    EXHIBIT 23.1
                                                                    ------------

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Bradley Real Estate, Inc.:

We consent to the use of our report dated January 23, 1995 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                            /s/ KPMG Peat Marwick LLP
                                            -------------------------
                                                KPMG Peat Marwick LLP



Boston, Massachusetts
June 29, 1995